UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2013

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16640 Chesterfield Grove Rd., Suite 200
Chesterfield, MO		63005
(Address of principal executive offices)		(Zip Code)

(314) 645-6600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

 Item 7.01        Regulation FD Disclosure.

On August 5, 2013, Ther-Rx Corporation, a women’s health-focused pharmaceutical company and subsidiary of K-V Pharmaceutical Company, issued a press release announcing that Clindesse® is now available for prescribing. A copy of the press release is attached hereto as Exhibit 99.1

This Current Report on Form 8-K (including Exhibit 99.1 hereto and any information contained therein) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)     The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated August 5, 2013, issued by Ther-Rx Corporation

The Company will post this Form 8-K on its Internet website at www.kvph.com. References to the Company’s website address are included in this Current Report on Form 8-K only as inactive textual references and the Company does not intend them to be active links to the website. Information contained on the website does not constitute part of this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about the product launches, the impact of the Company’s Chapter 11 proceedings, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of recalls and suspensions of shipments on revenues, adjustments to the financial statements, the filing of amended filings with the Securities and Exchange Commission (the “SEC”) and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements with regard to the Company identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to):

(1)       the ability of the Company and the other Debtors to continue as a going concern;

(2)       the ability of the Debtors to comply with the milestones in the Debtors’ debtor in possession financing agreement or the Stock Purchase and Backstop Agreement

(3)       the ability of the Debtors to obtain approval of any motions filed in the Bankruptcy Court, or obtain confirmation of the Plan by the Bankruptcy Court;

(4)       the ability of the Company and the other Debtors to satisfy the conditions contained in the Plan or consummate the Plan;

(5)       the risks associated with one or more of the counterparties to the Stock Purchase and Backstop Agreement, the Share Purchase Agreement and exit financing commitments failing to consummate the transactions contemplated by such documents;

(6)       objections that may be raised with respect to the Plan by various creditors, equity holders and other constituents of the Debtors’ and the Bankruptcy Court’s treatment of such objections;

(7)       the effects of the Bankruptcy Cases on the Company and the other Debtors and the interests of various creditors, equity holders and other constituents;

(8)       the effects of rulings of the Bankruptcy Court in the Bankruptcy Cases and the outcome of the cases in general;

(9)       the length of time the Company and the other Debtors will operate under the Bankruptcy Cases;

(10)     the risks associated with third-party motions in the Bankruptcy Cases;

(11)     the potential adverse effects of the Bankruptcy Cases on the Company’s and the other Debtors’ liquidity or results of operations;

(12)     the ability to execute the Company’s business plan;

(13)     increased legal costs related to the Company’s bankruptcy filing and other litigation;

(14)     that the Company’s Class A Common Stock and Class B Common Stock will be, or will continue to be, traded on the OTCQB Marketplace and whether sufficient volumes and liquidity will develop; and

(15)     the ability of the Company and the other Debtors to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A —“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the statements under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the statements included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, the risk factors under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on July 31, 2012, and the risk factors included in Article XI — “Certain Risk Factors to be Considered” of the Disclosure Statement. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K; any forward-looking statement in the Plan or Disclosure Statement is qualified in its entirety as set forth therein. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. We may further amend, modify or supplement the Plan and the Disclosure Statement, and those amendments, modifications and/or supplements could be material. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2013

K-V PHARMACEUTICAL COMPANY

By:	/s/ Patrick J. Christmas
Patrick J. Christmas
Vice President, General Counsel and Secretary